                                                                   EXHIBIT 10.47


                                LEASE AGREEMENT
                                ---------------

         THIS LEASE AGREEMENT (the "Lease") is executed on this the 17 day of
                                                                    --
MARCH, 1989, by and between SPECIAL ASSET MANAGEMENT COMPANY OF TEXAS, INC., a
- -----
corporation incorporated under the laws of the State of Texas (the "Landlord") and, STATIONERS DISTRIBUTING COMPANY, INC., a corporation organized under the laws of the state of Delaware (the "Tenant");

                                   Section 1
                                   ---------

                                   PREMISES

         Landlord hereby leases unto Tenant and Tenant hereby leases from Landlord, subject to the terms of this Lease, the real property located at 2155 Silber Road, Houston, Texas, more particularly described in Exhibit "A" attached hereto and made a part hereof together with all improvements, easements, rights and appurtenances in connection therewith and all improvements now or hereafter located thereon. The building thereon is outlined in red on Exhibit "B" attached hereto and made a part hereof (the "Building"). The real property, including access, loading and parking areas, and the Building are collectively referred to as the "Premises." The parking and loading areas are outlined in blue on Exhibit "B". It is the parties' intention that this Lease include all property described in Exhibit "A" but in no event, less area than the improvements, parking and loading areas shown on Exhibit "B".

                                   Section 2
                                   ---------

                                     TERM

         2.1  COMMENCEMENT.  The term of this Lease shall commence (the
         ------------------
"Commencement Date") upon the latter of (i) July 1, 1989, (ii) three (3) days after delivery to Tenant of a certificate of substantial completion of the leasehold repairs and improvements constructed in accordance with the requirements of Section 4 issued by Landlord, or (iii) Tenant's occupancy of the Building and Premises. Substantial completion shall be deemed to have occurred notwithstanding a requirement to complete "punchlist" or improvements.

         The estimated Commencement Date is July 1, 1989, but Tenant may occupy and take possession of the Building any time after the execution hereof. If Tenant shall not have received possession by July 1, 1989, Tenant may elect to terminate this Lease by giving Landlord written notice of such election not later than July 5, 1989, provided, however, said July 1, 1989, and July 5, 1989, dates shall be extended by a number of days equal to (i) the number of days of delay caused by Force Majeure, as provided in
Section 20 hereof, and (ii) the number of days of delay caused by the Tenant ("Tenant Delay") in approving or not approving plans, creating change orders, or otherwise.

         2.2  TERM. The term of this Lease shall continue for the sixty (60)
         ----------
full calender months plus the first partial calendar month, if any, following the Commencement Date.

                                   Section 3
                                   ---------

                                     RENT

         3.1  MONTHLY RENT. The consideration for the sixty (60) full months of
         -----------------
this Lease (exclusive of Additional Rental, as hereinafter set forth, and exclusive of Total Monthly Rental for the first partial calendar month, if any, following the Commencement Date) shall be based on an average rate of $.194 per square foot per month accruing as follows:

                                                RATE PER SQ. FOOT
                                                -----------------
    YR.                 PERIOD                  PER MO.    PER YR.
                                                -------    -------

     1       7-1-89 thru 2-28-90 (8 Mo.)        $  .14     $    --

             3-1-90 thru 6-30-90 (4 Mo.)           .18       1. 84

     2                                             .19       2. 28

     3                                             .19       2. 28

     4                                             .22       2. 64

     5                                             .22       2. 64
- -------                                         -------     --------
Average                                         $  .194     $ 2. 328

Tenant agrees to pay to Landlord on the first (1st) day of the commencement of the term of this Lease and the first (1st) day of every calendar month thereafter for the first full sixty (60) months of the term of this Lease, in lawful money of the United States of America, without deduction or offset, prior notice or demand, except as hereinafter provided, the amounts described above calculated upon a total square footage area of 95,600 square feet as the "Total Monthly Rental", which Total Monthly Rental represents part of the total consideration for this Lease.

         3.2  ADDITIONAL RENTAL. Tenant shall also be obligated to pay directly
         ----------------------
as "Additional Rental" hereunder the amount set forth below of "Property Taxes" and "All-Risk Insurance", and, if applicable, "Common Area Maintenance" and "Rail Spur Maintenance" (as such terms are hereinafter defined) with respect to each calendar year of the Lease Term:

            (i)  Property Taxes; All-Risk Insurance.

                 (a) The term "Property Taxes" for the purposes of this Lease mean all general and special taxes, including all assessments for local improvements, and all other general and special, ordinary and extraordinary, governmental charges assessed, levied, charged, or imposed upon the Premises or Building during the term of the Lease, or any holdover or renewal period, by any political or governmental body, or subdivision thereof, having jurisdiction over the Premises or Building; excluding, however, franchise, estate, inheritance, succession, capital levy, transfer, income or excess profits taxes imposed upon Landlord. In the event that any political body, or subdivision thereof, or any governmental authority having jurisdiction over the Premises or Building imposes a tax, assessment, or charge either upon or against or measured by the rentals payable by Tenant to Landlord or upon or against the occupation of renting land and/or buildings, either by way of substitution for the taxes and assessments levied against the Premises or Building, such tax, assessment, or charge shall not be deemed to constitute a Property Tax for purposes of this Lease.

                 (b) Tenant shall pay directly to the appropriate taxing authority, before the same become delinquent, all Property Taxes levied or assessed against the Premises or Building.

                 (c) Tenant shall maintain Texas standard "all-risk" insurance covering the Building in the amount of at least eighty percent (80%) of the full insurable value thereof, excluding cost of land, foundation, and footings. (the "All-Risk Insurance").

                 (d)  Landlord will also maintain Texas
                 standard "all-risk" insurance covering the Building and/or Premises to the extent Landlord is required to maintain same.

            (ii) General Repairs, Maintenance and Alterations.

                 (a) Landlord will at Landlord's expense during the entire term of this Lease, maintain and repair the roof, roof trusses and structure, foundations, outside walls, interior stress bearing walls and columns, structural members, railspur, gutters, downspouts, concealed and underground plumbing and electrical and exterior fencing of the Premises in good condition and repair. Landlord, at its sole expense, shall also keep and maintain and replace, if necessary, the heating, ventilation and air conditioning systems which service the Building in good working condition to provide a safe comfortable environment for a period of one (1) year from the Commencement Date.

                 (b) Except for the foregoing, Tenant at Tenant's expense, shall maintain the interior of the Premises, in good condition and repair, reasonable use and wear excepted. Tenant shall maintain or repair and replace, if necessary the existing heating and air conditioning systems servicing the Building after the first year of the lease term to the extent required to maintain the same or similar level of operation as in existence on July 1, 1990. Except as provided in Paragraph 14.6 below, Tenant hereby waives any right to make repairs at Landlord's expense. Tenant shall pay for the replacement of doors or windows upon the Premises which are cracked or broken by Tenant, except in the event that such loss or damage is covered by Landlord's policy of fire insurance with extended coverage endorsement in which case the same shall be repaired or replaced out of the proceeds from said insurance.

                 Landlord and Tenant shall cause an inspection of the Premises to be made immediately prior to the commencement of the initial term at a mutually agreeable time by their respective representatives to determine and record the condition of the Premises. These representatives shall prepare and sign a statement indicating any damage or deterioration existing at the time of the inspection. Tenant shall not be responsible to return any item on said statement to Landlord in a condition better than its condition on the date of the inspection indicated on said statement. Landlord specifically agrees to promptly undertake appropriate repairs, if any are needed, to the Building heating, ventilation, air conditioning system
                 (HVAC), the electrical system and wiring (including computer requirements), roof, doors, floor, security system (including security lighting), interior lighting and sprinklers upon execution of this Lease Agreement.

        (iii)    Common Area Maintenance.

                 (a) While both parties intend this Lease to be a triple net lease, excluding roof and structure, should common area maintenance be required then, "Common Area Maintenance" means and includes the reasonable costs of operating and maintenance of the common areas within the Site related only to cleaning, sweeping, security, if any, upkeep and utilities for exterior lighting and upkeep and repair for parking lots, driveways, and sidewalks which may be incurred by Landlord for the mutual benefit of Tenant and adjacent Tenants who use and enjoy common areas and access. It does not include any maintenance or upkeep which Tenant elects to undertake or any specially required repair or maintenance peculiar to any one particular tenant.

                 (b)  Tenant shall pay to Landlord the
                 percentage of the costs of Common Area Maintenance allocated to Tenant based upon the square footage contained in Tenant's building as relates to that of other tenants.

                 (c) For each month during the term of this Lease, Tenant shall pay one-twelfth of the estimated annual Common Area Maintenance at the same time and same place as the payment of Total Monthly Rental for such month. The amount of the annual Common Area Maintenance estimate shall be determined by Landlord, such estimate to be subject to adjustment from time-to-time on written notice to Tenant. One-twelfth of the annual Common Area Maintenance as estimated as of the date of this Lease is Three Hundred Fifty_______________and No/100 Dollars ($350.00). In no
                 event shall the Common Area Maintenance be in excess of $.01 per square foot per month. Upon determination by Landlord of the actual Common Area Maintenance for each year, an appropriate cash adjustment shall be made between Landlord and Tenant within thirty (30) days after request by either party if the actual Common Area Maintenance differs from the estimated basis, upon which Tenant has paid its proportionate share.

         (iv)    RAIL SPUR MAINTENANCE.

                 (a) "Rail Spur Maintenance" means and includes the costs of maintenance, repair and replacement of the railroad spur, if any, located adjacent to the Building as shown on Exhibit "B" which may be incurred by Landlord.

                 (b) The Tenant's amount of Rail Spur Maintenance shall be computed by the ratio that the number of railroad cars making deliveries to Tenant during any month bears to the total number of railroad cars using the spur track during the same time period; provided that if rail service is not charged on a per car basis, Landlord may charge for rail service on the basis of the number of tenants served by the rail spur.

                 (c) The Tenant shall pay its amount of Rail Spur Maintenance within ten (10) days after receipt of statements from Landlord.

                 (d) In no event shall Tenant be charged or assessed Rail Spur Maintenance unless Tenant is actually using the adjacent railroad spur.

         3.3  PARTIAL MONTH. If the term shall commence upon a day other than
         -------------------
the first (1st) day of a calendar month, then Tenant shall pay upon such Commencement Date one-thirtieth (1/30th) of the Total Monthly Rental as set forth in Section 3.1 hereof, if any, for each day of such fractional calendar month.

         3.4  INTEREST ON LATE PAYMENTS. In the event that Tenant fails to pay
         -------------------------------
any installation of Total Monthly Rental when such installment is due, or Additional Rental within ten (10) days after accrual thereof or billing therefor, the total amount then due shall bear interest at the maximum rate then permitted by law until paid after Landlord has given Tenant five (5) days written notice of its obligation and/or delinquency, provided however Landlord must only give one (1) written notice per year for such obligation and/or delinquency.

                                   SECTION 4
                                   ---------

                            LEASEHOLD IMPROVEMENTS

         In the event that Landlord shall, by agreement between the parties hereto, undertake to construct leasehold improvements within the Premises, such leasehold improvements shall be built in accordance with preliminary specifications to be agreed to by each party, copies of which plans and specifications together with a floor plan showing their approximate location within the Premises shall then be initialled and considered to be a part of this Lease for all intents and purposes. Such plans and specifications must be agreed to, if at all, prior to commencement of construction of the Premises.

         Landlord warrants that the heating and air conditioning equipment installed by Landlord in the Premises shall be free from defects in workmanship and material for a period of one (1) calendar year from the date on which the term of this Lease commences. After the expiration of said one (1) year, any unexpired manufacturers' warranties shall be assigned to Tenant.

         Upon execution hereof, Landlord will commence the following repairs and improvements at Landlord's sole cost and expense, all of which shall be completed as soon as practicable but in no event, not later than June 23, 1989.

                 (a) Painting of all offices located in yellow on Exhibit "B" with paint of a color, grade and quality to be approved by Tenant;

                 (b) Re-carpeting of front offices located in yellow on Exhibit "B" with carpet of a color, grade and quality similar to L. D. Brinkman 2048, Federal Gray with a base pad in private office and 4" inch vinyl base;

                 (c)  Clean warehouse office floor;

                 (d) Install four (4) exterior doors off fire escape exits located on side of Building facing the railroad spuras indicated in green on Exhibit "B"; and

                 (e) Repair, if requested by Tenant, the Building heating, ventilation, air conditioning system (HVAC), electrical system and wiring (including any wiring requirements for Tenant's computers), roof, doors, security system (including security lighting), interior lighting and sprinklers.

                               Section 5
                               ---------

                                  USE

         5.1  PRESCRIBED USE. Tenant shall use the Premises for offices and
         --------------------
warehouse and reasonably related activities.

         5.2  NUISANCE. Neither Landlord nor Tenant shall commit, or suffer to
         --------------
be committed, upon the Premises, any nuisance or thing which may disturb the quiet enjoyment of Tenant or any other lessee of any person or business within a reasonable distance from the Premises.

         5.3  COMPLIANCE WITH LAWS. Tenant shall, at Tenant's sole cost and
         --------------------------
expense, comply with all laws, ordinances, orders, rules and regulations promulgated by all federal, state, county, municipal bodies and agencies having jurisdiction, which laws, ordinances, orders, rules and regulations relate to the business of Tenant.

         5.4  DANGEROUS GOODS AND ACTIVITIES. Tenant hereby
         ------------------------------------
agrees not to engage in any activity or store upon the Premises such goods or equipment which would render the insurance described in Section 3.2(i) hereof void or increase the premiums.


                                   SECTION 6
                                   ---------

                                   UTILITIES

         Tenant shall be responsible for and promptly pay all charges incurred for all utility services to the Premises, including, but not limited to water, natural gas, sanitary sewer, electricity and telephone. Tenant shall also provide all replacement light bulbs and tubes after the Commencement Date of this Lease. In no event shall Landlord be liable for any interruption or failure of utility service to the Premises.


                                   SECTION 7
                                   ---------

                                  MAINTENANCE

         7.1  LANDLORD'S OBLIGATIONS.
         ----------------------------

            (i) Landlord shall, at its sole expense, maintain the structural soundness of the roof, roof trusses and structure of the exterior walls and of the foundation of the Premises, the interior stress bearing walls and columns, reasonable wear and tear and events covered by the destruction provisions hereof excepted. The phrase "exterior walls" shall not include windows or glass or plate glass, doors, window mullions or gaskets, or signs; the phrase "reasonable wear and tear" shall include minor cracking in the walls or foundation caused by the elements, or otherwise, which affects neither the structural integrity nor safety of the Premises. Provided, however, that Landlord shall not be responsible for the following: (a) damage to the roof, exterior walls, and/or foundation resulting from the negligent act or acts, or omissions of Tenant, or Tenant's employees, contractors, agents, vendors, materialmen, suppliers, customers, invitees or concessionaires; and (b) the upkeep or repair of any air conditioning, heating, ventilation or refrigeration systems used or required for the Premises except as provided in Section 4 of this Lease.

            (ii)  Subject to the Rail Spur Maintenance provisions of
         Section 3.2 (iv) hereof, Landlord shall also maintain the railroad spur adjacent to the Building as shown in Exhibit "B".

         7.2  TENANT'S OBLIGATIONS.
         --------------------------

            (i) Tenant, at Tenant's sole cost and expense, shall maintain and repair all other parts of the Premises, including but not limited to, the following items: all glass, including windows of glass or plate glass, window mullions and gaskets; doors and attached hardware; special store fronts; interior walls, cabinets, millwork, paneling and other finish work; floor and floor coverings; heating, ventilation, refrigeration and air conditioning systems and related mechanical equipment; dock boards, dock levelers, and/or dock bumpers; overhead truck doors; downspouts of roof gutters attached to exterior of Premises for damage caused by Tenant's operation; plumbing fixtures and above ground, non-concealed plumbing; electrical facilities and electrical fixtures; and all other fixtures and trade fixtures. It is specifically agreed by Tenant that the cleaning or policing of the driveway area immediately adjoining the dock area of the Premises shall be the responsibility of Tenant. Tenant shall also be responsible for the cleaning and sweeping of Tenant's parking spaces as designated by Landlord pursuant to the terms of Section 21. Tenant shall be responsible for disposal of its trash and will maintain adequate receptacles for such disposal. Replacement and repair parts, materials, and equipment shall be of quality equivalent to those initially installed within the Premises; repair and maintenance work shall be done in accordance with the then existing federal, state and local laws, regulations and ordinances pertaining thereto.

            (ii) Tenant shall maintain all landscaping, exterior lighting, site concrete and paving including driveway and parking area surfaces (subject, however, to the limitations of Section 7.2(i) hereof), pedestrian walks and other common areas.

         7.3  SURRENDER OF POSSESSION. Upon any termination of this Lease,
         -----------------------------
Tenant shall surrender the Premises in a condition and repair similar to their original condition, reasonable wear and tear, events of destruction, and modifications, alterations and improvements for office facilities, storage, lighting and sprinklers excepted.


                                   SECTION 8
                                   ---------

                                   INSURANCE

         8.1  INDEMNIFICATION OF LANDLORD. Tenant will indemnify Landlord and
         ---------------------------------
save it harmless from and against any and all claims, actions, damages, liability and expense in connection with the loss of life, personal injury, and/or damage to property arising from or out of (i) any occurrence in, upon or at the Premises, including occurrences caused by the sole or contributory negligence of Tenant or its respective agents, customers, invitees, concessionaires, contractors, servants, vendors, materialmen or suppliers, or
(ii) any occurrence elsewhere on the Premises occasioned wholly or in part by any act or omission caused by the Tenant or its agents, customers, invitees, concessionaires, contractors, servants, vendors, materialmen or suppliers. In case the Landlord shall be made a party to any litigation commenced by or against the Tenant for any of the above reasons, then Tenant shall protect and hold the Landlord harmless and pay all reasonably required costs, penalties, charges, damages, expenses and reasonable attorneys' fees paid by the Landlord. It is understood that the provisions of this section 8.1 shall not be applicable to any such claims, actions, liabilities, or expenses, arising out of any act or omission of Landlord, its agents, materialmen, vendors or suppliers.

         8.2  INDEMNIFICATION OF TENANT. Landlord will indemnify Tenant and save
         -------------------------------
it harmless from and against any and all claims, actions, damages, liability and expenses in connection with the loss of life, bodily and personal injury, and/or damage to property arising from or out of (i) any occurrence in, upon or at the Premises, including occurrences caused by the sole or contributory negligence of Landlord, its agents, customers, invitees, concessionaires, contractors, servants, vendors, materialmen or suppliers, or (ii) any occurrence elsewhere on the Premises occasioned wholly or in part by any act or omission caused by the Landlord or its agents, customers, invitees, concessionaires, contractors, servants, vendors, materialmen or suppliers, or (iii) any occurrence occasioned by the violation of any law, regulation or ordinance by Landlord or its agents, customers, invitees, concessionaires, contractors, servants, vendors, materialmen or suppliers. In case the Tenant shall be made a party to any litigation commenced by or against the Landlord for any of the above reasons, then Landlord shall protect and hold the Tenant harmless and pay all costs, penalties, charges, damages, expenses and attorneys' fees paid by the Tenant. It is understood that the provisions of this Section

8.2 shall not be applicable to any such claims, actions, liabilities, or expenses, arising out of any act or omission of Tenant, its agents, materialmen, vendors or suppliers.

         8.3  WAIVER OF SUBROGATION. Anything in this Lease to the contrary
         ---------------------------
notwithstanding, Landlord and Tenant each hereby waives any and all right to recovery, claim, action or cause of action, against the other, its agents, directors, officers or employees, for any loss or damage that may occur to the Premises, or any improvements thereto, or the Building, or any improvements thereto, or any personal property of such party therein, by reason of fire, the elements, or any other cause which could be insured against under the terms of insurance policies referred to in Section 3.2(i) hereof, regardless of cause or origin, including negligence of the other party hereto, its agents, directors, officers of employees, and covenants that no insurer shall hold any right of subrogation against such other party.

         8.4  PUBLIC LIABILITY AND PROPERTY DAMAGE. Bodily injury liability
         ------------------------------------------
insurance and property damage liability insurance will be carried and maintained by Tenant, at Tenant's sole cost and expense, after the date of delivery of the Premises from Landlord to Tenant in the following amounts:

        Bodily Injury or Death, per occurrence:         $1,000,000
        Property Damage:                                $1,000,000

All such bodily injury liability insurance and property damage liability insurance shall specifically make reference to the indemnity agreement in
Section 8.1 hereof.

         8.5  POLICY FORM. All policies of insurance provided for herein to be
         -----------------
carried by Tenant shall be issued by insurance companies certified to do business by the State of Texas and its insurance regulatory bodies and shall be issued in the names of both Landlord and Tenant. Executed copies of such policies of insurance or certificates thereof shall be delivered to the Landlord within ten (10) days after delivery of possession of the Premises and thereafter within thirty (30) days prior to the expiration of such policy. As often as any such policy shall expire or terminate, renewal or additional policies shall be procured and maintained by the Tenant in like manner and to like extent. All policies of insurance delivered to Landlord must contain a provision that the company writing said policy will give to the Landlord at least twenty (20) days notice in writing in advance of any cancellation or lapse or the effective date of any reduction in the amounts of insurance. All public liability and property damage policies shall be written as primary policies, not contributing with and not in excess of coverage which the Landlord may carry, if any. Notwithstanding the foregoing, any insurance coverage required to be carried by Tenant hereunder may be carried in whole or in part (i) under any plan of self-insurance which Tenant may from time-to-time have in force and effect so long as Tenant or any assignee of this Lease who is liable hereunder shall have a net worth of $25,000,000.00 or more, or (ii) under a "blanket" policy or policies covering other properties of Tenant and its subsidiaries, controlling or affiliated corporations, or of any assignee of this Lease. The scope and extent of the insurance protection afforded Landlord pursuant to this article shall not be diminished as a result of any rights of self-insurance as hereinabove provided.

                                   SECTION 9
                                   ---------

                           ALTERATIONS AND FIXTURES

         9.1  PRIOR CONSENT. Tenant shall not make any alterations,
         -------------------
improvements, modifications, or additions to the Premises without first having obtained the written consent of Landlord; provided, however, planned modifications and improvements, including minor modification or improvements to the office facilities, the sprinkler and lighting systems and the installation of normal trade fixtures, shelves, machinery, racks and apparatus are hereby specifically approved. Tenant shall notify Landlord upon completion of any other alterations, improvements, modifications, or additions and Landlord may inspect same for workmanship and compliance with the approved plans and specifications. Any alteration, improvement, modification, or fixture which is installed by either Landlord or Tenant on the Premises and which is in any manner attached to the floors, walls, or ceilings shall remain upon the Premises when the Premises are surrendered by Tenant except as described hereinbelow.

         9.2  TRADE FIXTURES. Notwithstanding anything in this Section 9 to the
         --------------------
contrary, all normal trade fixtures, equipment, shelves, machinery, signs and furniture installed in the Premises at the cost of Tenant, may be removed by Tenant on or before the termination date of this Lease provided (i) Tenant is not in default under this Lease, (ii) removal shall be done in a workmanlike manner so as not to damage the fundamental structural integrity of the Building, and (iii) Tenant shall repair all damage to the Premises resulting from the removal thereof.

         9.3  MECHANICS' LIEN. Neither Landlord nor Tenant will create or permit
         ---------------------
to be created or to remain any lien (including but not limited to, the liens of mechanics, laborers, artisans, or materialmen for work or materials alleged to be done or furnished in connection with the Premises), encumbrance or other charge upon the Premises or any part thereof, upon Landlord's interest therein, or upon Tenant's leasehold interest; provided that Tenant shall not be required
                 ------------------
to discharge any such liens, encumbrances or charges as may be placed upon the Premises by the act of Landlord.

                                  SECTION 10
                                  ----------

                      GRAPHICS AND ARCHITECTURAL CONTROL

         10.1 Tenant may place reasonable signage on the Building all at Tenant's own cost and expense and Tenant shall remain liable for the upkeep and maintenance thereof but Tenant shall obtain Landlord's approval thereof prior to installation. Such approval by Landlord will not be unreasonably withheld.

         10.2 Landlord agrees it will not alter or change the name of the Building, Premises or street address thereof without first obtaining the prior written consent of Tenant or in the alternative, by paying directly all costs, expenses, fees and charges incurred by Tenant due to such change in name or address.

                                  SECTION 11
                                  ----------

                           ASSIGNMENT AND SUBLETTING

         In the event Tenant should desire to assign this Lease or sublet the Premises or any part thereof, Tenant shall give Landlord written notice of such desire and Landlord shall then have a period of twenty (20) days following receipt of such notice within which to notify Tenant in writing that Landlord does not approve of such assignment or subletting. If Landlord should fail to notify Tenant in writing of such disapproval within the twenty (20) day period, Landlord shall be deemed to have elected to permit such assignment or subletting. Landlord shall not unreasonably withhold its consent to any such assignment or subletting. No assignment or subletting by Tenant shall relieve Tenant of any obligations under this Lease.

                                  SECTION 12
                                  ----------

                                RIGHT OF ACCESS

         Landlord shall have the right to enter the Premises under ordinary circumstances during normal business hours upon twenty-four (24) hours prior written notice to Tenant, to examine the same and to make such repairs, alterations, improvements, or additions as Landlord may deem necessary or desirable to comply with this Lease, Landlord shall be allowed to take all materials into and upon the Premises that may be required therefor without the same constituting an eviction of Tenant, actual or constructive, and the rent shall in no way abate while such repairs, alterations, improvements or additions are being made, by reason of loss or interruption of business of Tenant unless such repairs, alterations, improvements or additions restrict or interfere with Tenant's use of a portion of the Building. In that event, the rent should abate as to that portion of the Building wherein the use thereof is restricted. Landlord shall make reasonable efforts not to interfere with the normal business operations of Tenant. In any event of an emergency, no prior written notice on the part of the Landlord will be required to enter the Building and Premises. During the three
(3) months prior to the expiration of the term of this Lease, Landlord may exhibit with twenty-four (24) hour notice the Premises to prospective lessees or purchasers during normal business hours and place upon the Premises the usual notices "For Sale or For Rent", and Tenant shall permit the same to remain.

                                  SECTION 13
                                  ----------

                                 HOLDING OVER

         Should Tenant remain in possession of the Premises, or any part thereof, after termination of this Lease (whether by the expiration of the term of this Lease or otherwise) without the execution of a new lease by Landlord and Tenant, Tenant, at the option of Landlord, shall become a tenant from month-to-month of the Premises, or part thereof occupied, at one and one-half the Total Monthly Rent for the first month and at two times the Total Monthly Rental thereafter, and under all other terms, conditions, provisions and obligations of this Lease insofar as the same are applicable to a tenancy from month-to-month.

                                  SECTION 14
                                  ----------

                             DEFAULTS AND REMEDIES

         14.1  Events of Default by Tenant. The occurrence of one or more of the
         ----------------------------------
following events shall constitute a default pursuant to the terms of this Lease:
(i) the failure of Tenant to pay the Monthly Rental when due and such failure continues for a period of fifteen (15) days after written notice by Landlord;
(ii) the failure of Tenant to comply with or to observe any terms, provisions, or conditions of this Lease performable by and obligatory upon Tenant, within thirty (30) days after written notice by Landlord; (iii) the assignment of this Lease or subleasing of the Premises by Tenant without the prior written approval of Landlord; (iv) the taking of Tenant's leasehold estate by execution or other process of law; (v) the judicial declaration of Tenant as a bankrupt or insolvent according to law or an assignment of a substantial part of Tenant's property for the benefit of creditors; (vi) the appointment of a receiver, guardian, conservator, trustee in involuntary bankruptcy or similar officer by a court of competent jurisdiction to take charge of a substantial part of Tenant's property; (vii) the filing of a petition for involuntary or voluntary reorganization or arrangement or bankruptcy of Tenant pursuant to any provision of the Bankruptcy Code without subsequent dismissal thereof within sixty (60) days.

         14.2  LANDLORD'S REMEDIES. Upon the occurrence of any event of default
         --------------------------
enumerated in Section 14.1 hereof, Landlord shall have the option of (i) terminating this Lease by written notice thereof to Tenant, or (ii) continuing this Lease in full force and effect, or (iii) curing the default of Tenant, or
(iv) pursuing any other remedy to which it may be entitled by law.

            (i) In the event Landlord shall elect to terminate this Lease, upon written notice to Tenant, this Lease shall be ended as to Tenant and all persons holding under Tenant, and all of Tenant's rights shall be forfeited and lapsed, as fully as if this Lease had expired by lapse of time. In such event, Tenant shall be required immediately to vacate the Premises and there shall immediately become due and payable the amount by which
         (a) the present value (determined using a discount rate of ten per cent (10%) per annum) of the total rent and other benefits which would have accrued to Landlord under this Lease for the remainder of the Lease term if the terms and provisions of this Lease had been fully complied with by Tenant exceeds (b) the total fair market rental value (determined using a discount rate of ten (10%) percent per annum) of the Premises for the balance of the Lease term (it being the intention of both parties hereto that Landlord shall receive the benefit of its bargain); and the Landlord shall at once have all the rights of re-entry upon the Premises, without becoming liable for damages, or guilty of trespass. In addition to the sum immediately due from Tenant under the foregoing provision, there shall be recoverable from Tenant: (a) the cost of restoring the Premises to good condition, normal wear and tear excepted, (b) all accrued, unpaid sums, plus interest at the maximum rate then permitted by law and late charges, if in arrears, under the terms of this Lease up to the date of termination, (c) Landlord's cost of recovering possession of the Premises, and (d) rent and sums accruing subsequent to the date of termination pursuant to the holdover provisions of
         Section 13.

            (ii) In the event that Landlord shall elect to continue this Lease in full force and effect, Tenant shall continue to be liable for all rents. Landlord shall nevertheless have all the rights of re-entry upon the Premises without becoming liable for damages, or guilty of a trespass and Landlord may relet the Premises, or any part thereof, to a substitute tenant or tenant, for a period of time equal to or lesser or greater than the remainder of the Lease term on whatever terms and conditions Landlord, at Landlord's sole discretion, deems advisable. Against the rents and sums due from Tenant to Landlord during the remainder of the term, credit shall be given Tenant in the net amount of rent received from the new tenant after deduction by Landlord for:
         (a) the costs incurred by Landlord in reletting the Premises (including, without limitation, remodeling costs, brokerage fees, legal fees, and the like), (b) the accrued sums, plus interest and late charges if in arrears, under the terms of this Lease, (c) Landlord's cost of recovering possession of the Premises, and (d) the cost of storing any of Tenant's property left on the Premises after re-entry. Notwithstanding any provision in this Section 14.2 (ii) to the contrary, upon the default of any substitute tenant or upon the expiration of the Lease term of such substitute tenant before the expiration of the Lease term hereof, Landlord may, at Landlord's election, either relet to still another substitute tenant, or terminate this Lease and exercise its rights under
         Section 14.2(i) hereof.

         14.3  ATTORNEYS' FEES. In the event either party hereto defaults in the
         ----------------------
performance of any of the terms, covenants, agreements or conditions contained in this Lease and the other party hereto places the enforcement of this Lease, or any part thereof, or the collection of any rent or charge due, or to become due, or the recovery or the possession of the Premises, in the hands of attorneys, or files suit upon the same, the party in default agrees to pay the reasonable attorneys' fees of the nondefaulting party.

         14.4  WAIVER. Failure on the part of Landlord or Tenant to complain of
         -------------
any action or non-action on the part of Landlord or Tenant, no matter how long the same may continue, shall never be deemed to be a waiver by either party of any of his rights hereunder. Further, it is covenanted and agreed that no waiver at any time of any of the provisions hereof by either party shall be construed as a waiver of any of the other provisions hereof and that a waiver at any time of any of the provisions hereof shall not be construed as a waiver at any subsequent time of the same provisions.

         14.5  LANDLORD'S DEFAULT. The failure of Landlord to comply with or
         -------------------------
observe any terms, provisions, or conditions of this Lease performable by and obligatory upon Landlord shall constitute a default.

         14.6  TENANT'S REMEDIES. Upon the occurrence of an event of default,
         ------------------------
Tenant shall have the option of (i) curing the default of Landlord and offsetting any and all costs of curing same and any losses or damages related thereto against the Total Monthly Rental or (ii) pursuing any other remedy to which it may be entitled by law. Notwithstanding any provision in this Lease to the contrary, in the event Landlord shall breach or fail to perform any obligation or duty to repair or maintain the building or any mechanical equipment therein, the Tenant shall give the Landlord written notice of any such failure or breach, and in the event Landlord shall fail to begin to cure such failure or breach within two
(2) days of written notice thereof, then Tenant may undertake the performance of such obligation, in which event Tenant may thereafter recover such actual costs incurred in performing such obligations as a setoff against its rental obligations. In the event Tenant undertakes the performance of Landlord's duties or obligations as aforesaid, the right of setoff provided for in this paragraph must be asserted, if at all, within 45 days following Tenant's performance, and in no event shall Tenant have the right of offset more than Fifteen Thousand Dollars ($15,000.00) against its rental and payment obligations hereunder and any amounts asserted by Tenant in excess of Fifteen Thousand Dollars ($15,000.00) must be pursued against Landlord by Tenant's other legal remedies. Landlord shall have thirty (30) days to cure any other type of default.


                                  Section 15
                                  ----------

                                 SUBORDINATION

         15.1  SUBORDINATION. This Lease shall be subject and subordinate to
         --------------------
any mortgages or deeds of trust that may have been placed or may be hereafter placed upon the Premises by Landlord and to any advances to be made thereunder, and to any interest thereon, and all renewals, replacements and extensions thereof. Provided however, that any mortgagee or trustee may elect by written notification to give the rights and interests of Tenant under this Lease priority over the lien of its mortgage or deed of trust. Landlord will use reasonable efforts to obtain any Lender's approval of this Lease. Tenant shall, in the event any proceedings are brought for foreclosure of the Premises, or the power of sale under any mortgage made by Landlord covering the Premises is exercised, attorn to the purchaser by Landlord covering the Premises is exercised, attorn to the purchaser (at the option of said purchaser, and not otherwise) upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

         15.2  NECESSARY INSTRUMENTS. Although Section 15.1 hereof is self-
         ----------------------------
executing, Tenant shall execute and deliver instruments that may be reasonably required by Landlord's mortgagees for the purpose of evidencing the subordination of this Lease within ten (10) days of written notice by Landlord or such mortgagee or its trustee, the language thereof to be agreed upon by the parties hereto.

                                  Section 16
                                  ----------

                             ESTOPPEL CERTIFICATES

         Tenant agrees within ten (10) days following request by Landlord to execute and deliver to Landlord reasonably required documents (including an estoppel certificate) (a) certifying that this Lease is unmodified and in full force and effect, or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect and the date to which the rent and other charges are paid in advance, if any, and (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or so specifying such defaults, if any, (as are claimed), evidencing the status of the Lease. Tenant's failure to deliver an estoppel certificate within such time shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that to the Tenant's knowledge there are no uncured defaults in Landlord's performance; and (iii) that no rent has been paid in advance except as set forth in this Lease.

                                Section 17
                                ----------

                                DESTRUCTION

         17.1  LANDLORD'S OBLIGATIONS. (i) In the event the Premises shall be
         -----------------------------
damaged by fire or other casualty, but shall not be rendered untenantable in whole or in part, regardless of the time remaining in the term of this Lease. Landlord shall, at its own expense, cause such damage to be repaired, and the rent shall not be abated. (ii) If the Premises shall be rendered partially untenantable, unless the damage occurs within the last one (1) year of the term of this Lease, Landlord shall, at its own expense, cause the damage to be repaired, and the Total Monthly Rental shall be abated proportionately as to the portion of the Premises rendered untenantable. If, however, the damage occurs within the last one (1) year of the term of this Lease, and Landlord elects not to repair same, either party may terminate this Lease by giving the other party written notice of termination within thirty (30) days from the date of such occurrence, and in the event of such termination, rent shall be adjusted as of the date of such occurrence. (iii) If the Premises shall be rendered wholly untenantable by reason of such occurrence, regardless of the time remaining in the term of this Lease, Landlord may at its own cost and expense cause such damage to be repaired, and the Total Monthly Rental shall abate until the Premises have been restored and rendered tenantable, or Landlord may at its election terminate this Lease by giving Tenant written notice of termination within thirty (30) days from the date of said occurrence, and in the event of such termination, rent shall be adjusted as of the date of such occurrence. (iv) If the Building shall be damaged to such an extent that Landlord shall determine that the repairs shall not be made or that demolition of the building is appropriate, then notwithstanding anything to the contrary contained above, and whether or not the Premises have been damaged, Landlord or Tenant may terminate this Lease by giving the other party written notice of termination, in which event rent shall be adjusted as of the date of termination. (v) If Landlord has not initiated repair or restoration within thirty (30) days of the event of the casualty, Tenant shall have the right to terminate this Lease by written notice to Landlord at any time within thirty (30) days after said thirty (30) days.

         17.2  SCOPE OF LANDLORD'S OBLIGATIONS. In the event Landlord elects
         --------------------------------------
or shall be obligated to repair or to restore any damage or destruction aforesaid, the scope of the work shall be limited to the original basic Building and Standard Leasehold Improvements, and time of completion shall be subject to the provisions of Section 20, ("Force Majeure"). If Landlord notifies Tenant within thirty (30) days after the casualty that the insurance proceeds are inadequate to restore the Building and the standard leasehold improvements as aforesaid, Tenant shall have the right to terminate this Lease by giving written notice to Landlord within thirty (30) days after Landlord's notice to Tenant.

                                  Section 18
                                  ----------

                                EMINENT DOMAIN

         18.1  TOTAL TAKING. In the event of a taking of the Premises or damage
         -------------------
related to the exercise of the power of eminent domain by any agency, authority, public utility, person, or corporation or entity empowered to condemn property ("Taking") of the entire Premises or so much thereof as to prevent or substantially impair their use by Tenant during the Lease term (i) the rights of Tenant under the Lease and the leasehold estate of Tenant in and to the Premises shall cease and terminate as of the date upon which title to the Premises, or a portion thereof, passes to and vests in the condemnor or the effective date of any order for possession if issued prior to the date title vests in the condemnor ("Date of Taking"), (ii) Landlord shall refund to Tenant any prepaid rent, (iii) Tenant shall pay to Landlord any rent or charges due Landlord under the Lease, each prorated as of the Date of Taking (iv) Tenant shall receive from the Award those portions of the Award attributable to relocation of Tenant, improvements to the Premises made and paid for by Tenant and trade fixtures, equipment, and furniture of Tenant, and (v) the remainder of the Award shall be paid to and be the property of Landlord.

         18.2  PARTIAL TAKING. In the event of a Taking of only a part of the
         ---------------------
Premises which does not constitute a "Total Taking" during the Lease term
(i) the rights of Tenant under the Lease and the leasehold estate of Tenant in and to the portion of the Premises taken shall cease and terminate as of the Date of Taking, (ii) from and after the Date of Taking the Total Monthly Rent shall be the product obtained by multiplying (a) the Total Monthly Rent by (b) the quotient obtained by dividing the total square feet of the Premises after the Taking by the total square feet of the Premises prior to the Taking, (iii) Tenant shall receive from the Award those portions of the Award attributable to improvements to the Premises made and paid for by Tenant and trade fixtures, equipment, and furniture of Tenant, and (iv) the remainder of the Award shall be paid to and be the property of Landlord. Landlord, from his portion of the Award, shall restore the remainder of the Premises, as nearly as possible, to one architectural unit, and (v) if Landlord has not initiated repair or restoration within ninety (90) days of the Partial Taking, Tenant shall have the right to terminate this Lease by written notice to Landlord within thirty
(30) days after said ninety (90) days.

                                  SECTION 19
                                  ----------

                                 FORCE MAJEURE

         In the event Landlord shall be delayed, hindered or prevented from the performance of any act required hereunder by reason of acts of God, strikes, lockouts, labor disputes, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other cause not within the reasonable control of Landlord, then the performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay.

                                  SECTION 20
                                  ----------

                                    PARKING

         Tenant shall have the use of the parking spaces and loading dock areas located on the Premises and designated on Exhibit "B". Tenant agrees that it will employ its best efforts to prevent the use by Tenant's employees and visitors of parking spaces allocated to other tenants. Landlord represents that it now has access and will retain access to the Building and Premises for the
                                                                      -------
use and benefit of Tenant, its employees, agents, licensees and invitees.
- -------------------------

                                  SECTION 21
                                  ----------

                           INTERPRETATIVE PROVISIONS

         21.1  NOTICE. Any notice, request, approval, consent or other
         -------------
communication required or contemplated by this Lease must be in writing, and may, unless otherwise in this Lease expressly provided, by given or be served by depositing the same in the United States Postal Service, post-paid and certified and addressed to the party to be notified, with return receipt requested, or by delivering the same in person to such party (or, in the case of a corporate party, to an officer of such party), or by prepaid telegram, when appropriate, addressed to the party to be notified. Notice deposited in the mail in the manner hereinabove described shall be effective from and after two (2) days (exclusive of Saturdays, Sundays and postal holidays) after such deposit. Notice given in any other manner shall be effective only if and when delivered to the party to be notified to such party or at such party's address for purposes of notice as set forth herein. For purposes of notice the addresses of the parties shall, until changed as herein provided, be as follows:

         For Landlord:                  Special Asset Management
                                        Company of Texas, Inc.
                                        Attn: Robert G. Radermacher
                                        c/o Pittsburgh National Bank
                                        5th Avenue and Wood Street
                                        Pittsburgh, Pennsylvania 15265

         For Tenant:                    Stationers Distributing
                                        Company, Inc.
                                        Attn: B. Neal Perky or
                                        Robert Hicks
                                        P.O. Box 11220
                                        Fort Worth, Texas 76110

However, the parties hereto shall have the right from time to time to change their respective addresses by giving at least fifteen (15) days written notice to the other party.

         21.2  CAPTIONS. The title captions appearing in this Lease are
         ---------------
inserted and included solely for convenience and shall never be considered or given any effect in construing this Lease, or any provision or provisions hereof, or in connection with the duties, obligations or liabilities of the respective parties hereto or in ascertaining intent, if any question of intent exists.

         21.3  ENTIRE CONTRACT; AMENDMENT. It is expressly agreed by Tenant,
         ---------------------------------
as a material consideration for the execution of this Lease, that this Lease, including written extrinsic documents referred to herein is the entire agreement of the parties, and that there are, and have been, no verbal representations, understandings, stipulations, agreements or promises pertaining to this Lease or the expressly mentioned written extrinsic documents not incorporated in writing in this Lease. It is likewise agreed that this Lease may not be altered, amended or extended except by an instrument in writing signed by both Landlord and Tenant.

         21.4  SEVERABILITY. If any term or provision of this Lease, or the
         -------------------
application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term of provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

         21.5  SUCCESSORS AND ASSIGNS. Subject to the provisions of Sections
         -----------------------------
11 and 16 of this Lease, all covenants and obligations as contained within this Lease shall bind and extend and inure to the benefit of Landlord, its successors and assigns, and shall be binding upon Tenant, its successors and assigns.

         21.6  PERSONAL PRONOUNS. All personal pronouns used in this Lease
         ------------------------
shall include the other genders, whether used in the masculine, feminine or neuter gender, and the singular shall include the plural (and vice versa) whenever and as often as may be appropriate.

         21.7  SHORT FORM LEASE. Tenant agrees not to record this Lease, but
         -----------------------

each party hereto agrees, on request of the other, to execute a Short Form Lease in form recordable and complying with applicable Texas laws. In no event shall such document set forth the rental or other charges payable by Tenant under this Lease; and any such document shall expressly state that it is executed pursuant to the provisions contained in this Lease, and is not intended to vary the terms and conditions of this Lease.

         21.8  LEGAL INTERPRETATION. This Lease and the rights and obligations
         ---------------------------
of the parties hereto shall be interpreted, construed and enforced in accordance with the laws of the State of Texas.

         21.9  ACCEPTANCE OF PAYMENTS UNDER PROTEST. The acceptance by Landlord
         -------------------------------------------
of payments by Tenant under protest shall not be deemed an acknowledgement by landlord, or a validation of, any contention or reservation of rights by Tenant.

         21.10  RENEWAL OPTION. Tenant shall have the right and option to renew
         ----------------------
this Lease for one (1) additional five (5) year term by delivering written notice of the exercise thereof to Landlord at least 180 days prior to the expiration of the primary lease term, provided that at the time of the commencement of any such extended lease term Tenant is not in default hereunder. Upon the delivery of said notice and subject to the conditions set forth in the preceding sentence, and upon the execution by Landlord and Tenant of an extension agreement containing such terms and provisions which are consistent with the provisions of this paragraph, this Lease shall be extended upon the same terms, covenants and conditions as provided in this Lease except as follows:

         (i) The Total Monthly Rent shall be established between Landlord and Tenant at the market rate in effect at that time. If both parties are unable to agree to a market rate and both parties consent to be bound, then the method described in the following subparagraph may be used to determine the market rate.

        (ii) In the event this Lease provides for the payment of rental at "the prevailing rental rate" or at the "the market rate" (the "Market Rate") during any extension or renewal thereof, and Landlord and Tenant are unable to agree upon the Market Rate, Landlord and Tenant shall each promptly appoint a real estate appraiser who is a member of the American Institute of Real Estate Appraisers (or its equivalent) to assist in the determination of the Market Rate, and the two appraisers shall appoint a third appraiser who is also a member of the American Institute of Real Estate Appraisers (or its equivalent). The determination of the Market Rate by the agreement of any two of such three appraisers shall be accepted by and binding upon Landlord and Tenant as the Market Rate, which rate shall thereafter be payable until further adjustment as provided hereunder. Landlord and Tenant will use all reasonable diligence to cause their appointed appraisers to perform in good faith and in a timely manner in order to make the determination of the Market Rate on or before the date on which the Market
                Rate is to become effective. In the event
             such appraisers shall not make such determination prior to the date on which the Market Rate is to become effective, this Lease shall nevertheless continue in full force and effect until such determination is made, and the rental for such period shall be payable at the rate otherwise payable hereunder. Upon the determination by such appraisers of the Market Rate, the payment of the Market Rate shall commence on the first day of the month following the date of such determinations, and in addition to such monthly installment of rental, Tenant shall pay to Landlord the increase in the rental payable hereunder, if any, applicable to the period from the date on which the Market Rate was scheduled to become effective to the payment of the first installment at the Market Rate. Landlord and Tenant shall each bear the costs and fees of their respective appraisers and shall share equally the cost of the third appraiser.

         22.11 This lease is contingent upon Landlord and McKesson Corporation executing a termination of lease agreement.

         22.12 Landlord must relocate the tenant of the fenced area next to the building by March 22, 1989, and if unable to do so, Landlord must provide
Tenant additional comparable parking or, Tenant may terminate this lease. If Tenant should terminate this lease, the Landlord requires written notice of Termination of Tenant by March 31, 1989.

         EXECUTED IN MULTIPLE ORIGINAL COUNTERPARTS, which constitute but one and the same instrument, as of the day and year first above written.

                                  "LANDLORD"

ATTEST:                             SPECIAL ASSET MANAGEMENT COMPANY OF TEXAS,


By:   [SIGNITURE NOT LEGIBLE]        By:/s/Robert G. Rudermacher
   ------------------------------      ----------------------------------
           Secretary                          ,  Title: AVP

ATTEST:


By:                                 By:    [SIGNITURE NOT LEGIBLE]
   ------------------------------      ---------------------------------------
         Secretary                            ,  Title: VP

                                      "TENANT"

ATTEST:                               STATIONERS DISTRIBUTING
                                      COMPANY, INC.

By:   [SIGNITURE NOT LEGIBLE]            By:    [SIGNITURE NOT LEGIBLE]
   ----------------------------------       ------------------------------
          Secretary                                     ,  Title:

                                                Vice President & Chief
                                                Financial Officer

ATTEST:

By:__________________________________    By:    [SIGNITURE NOT LEGIBLE]
          Secretary                         ------------------------------
                                                        ,  Title:
                                                [SIGNITURE NOT LEGIBLE]

                                   EXHIBIT A












All that certain 3.6736 acres of land out of a 31.015 acre tract of land described in a deed dated January 24, 1977 from Longhemp Corp. to I.D.S. Realty Trust filed in the official public records at County Clerk File No. F-037766 out of the John Flowers Survey. A-240, Harris County, Texas and being more particularly described by metes and bounds as follows:

         BEGINNING at a 1- " pinched-top pipe found marking the northwest corner of the above mentioned 31.015 acre tract, said pipe located in the southwesterly right-of-way line of the H. 4T. C. R. R. (100' wide);

         THENCE S 490 40' 00" E - 366.23', along said southwesterly right-of-way line, to a point for corner;

         THENCE S 00  12' 00" W - 453.48' to a point for corner;

         THENCE N 89 48' 00" W - 280.00' to a point for corner, located in the most westerly line of the above mentioned 31.015 acre tract;

         THENCE N 00 12' 00" E - 689.54', along said westerly line, to the POINT OF BEGINNING and containing 3.6736 acres of land, more or less.

                              SILBER - BUILDING A
                                2155 Silber Rd.

                      [DIAGRAM OF BUILDING APPEARS HERE]


                                Exhibit "B"

              Houston, TX (2155 Silber Road) - Renewal Agreement

March 15, 1994


Mr. Otis H. Halleen
United Stationers Supply Co.
2200 East Golf Road
Des Plaines, Illinois 60016-1267


Re:    Renewal Agreement for the Lease Agreement at 2155 Silber Road; Houston,
Texas


Dear Mr. Halleen:

In regard to the Lease Agreement (hereinafter referred to as the "Lease Agreement") dated March 17, 1989 by and between Special Asset Management Company of Texas, Inc., a Texas Corporation (hereinafter referred to as "Prior Landlord") and United Stationers Supply Co., an Illinois corporation, as successor-in-interest, by reason of merger, to Stationers Distributing Company, Inc., a Delaware corporation (hereinafter referred to as "Tenant") for 95,600 square feet located at 2155 Silber Road, Houston, Texas, it is hereby agreed
                    -------
that the Lease Agreement shall be amended to the following terms and conditions:

1. It is acknowledged and agreed by Tenant that all of Prior Landlord's rights and interest in the Lease Agreement and the premises have been assigned to teachers Insurance and Annuity Association of New York, a New York corporation (hereinafter referred to as "Landlord").

2. The lease term shall be extended and renewed for a further term of twenty-four (24) months commencing on July 1, 1994 and ending on June 30, 1996.

3. The monthly rent outlined in Paragraph 3.1 of the Lease Agreement shall be $21,032.00, or $.22/sf/month for the twenty-four (24) month lease term outlined herein.

4. The common area maintenance reimbursement paid by tenant as additional rental to Landlord outlined in Paragraph 3.2(iii) of the Lease Agreement shall be $964.00 per month.

5. Tenant agrees to accept the premises in its "as is", "where is" condition.

6. It is agreed and acknowledged that Mike Boyd of Boyd, Page and Associates is the broker of record (hereinafter referred to as "Broker") and has represented Tenant in this lease renewal transaction. In consideration for the execution of this Lease Renewal, it is agreed that Broker shall be paid a commission of 4% of the base rental consideration outlined in No. 3 of this Renewal Agreement. Such commission payment shall be made to Broker by Landlord within fifteen (15) days from the date of the execution of this Lease and shall be in the form of a lump sum payment. Tenant hereby agrees to indemnify and hold Landlord harmless from and against any claim by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this lease transaction.

Except as provided herein, all terms and conditions of the above Lease Agreement remain unamended and in full force and effect.

ACCEPTED AND AGREED: LANDLORD           ACCEPTED AND AGREED: TENANT


TEACHERS INSURANCE AND ANNUITY          UNITED STATIONERS SUPPLY CO.
ASSOCIATION,                             AN ILLINOIS CORPORATION
A NEW YORK CORPORATION


By: __________________________           By:  /s/ Otis H. Halleen
                                              ------------------------------

Its: _________________________           Its:   Vice President
                                              ------------------------------

Date: ________________________           Date:  4/15/94
                                               -----------------------------

March 15, 1994


Mr. Otis H. Halleen
United Stationers Supply Co.
2200 East Golf Road
Des Plaines, Illinois 60016-1267


Re:    Renewal Agreement for the Lease Agreement at 2155 Silber Road; Houston,
Texas


Dear Mr. Halleen:

In regard to the Lease Agreement (hereinafter referred to as the "Lease Agreement") dated March 17, 1989 by and between Special Asset Management Company of Texas, Inc., a Texas Corporation (hereinafter referred to as "Prior Landlord") and United Stationers Supply Co., an Illinois corporation, as successor-in-interest, by reason of merger, to Stationers Distributing Company, Inc., a Delaware corporation (hereinafter referred to as "Tenant") for 95,600 square feet located at 2155 Silber Road, Houston,
                    -------
Texas, it is hereby agreed that the Lease Agreement shall be amended to the following terms and conditions:

1. It is acknowledged and agreed by Tenant that all of Prior Landlord's rights and interest in the Lease Agreement and the premises have been assigned to teachers Insurance and Annuity Association of New York, a New York corporation (hereinafter referred to as "Landlord").

2. The lease term shall be extended and renewed for a further term of twenty-four (24) months commencing on July 1, 1994 and ending on June 30, 1996.

3. The monthly rent outlined in Paragraph 3.1 of the Lease Agreement shall be $21,032.00, or $.22/sf/month for the twenty-four (24) month lease term outlined herein.

4. The common area maintenance reimbursement paid by tenant as additional rental to Landlord outlined in Paragraph 3.2(iii) of the Lease Agreement shall be $964.00 per month.

5. Tenant agrees to accept the premises in its "as is", "where is" condition.

6. It is agreed and acknowledged that Mike Boyd of Boyd, Page and Associates is the broker of record (hereinafter referred to as "Broker") and has represented Tenant in this lease renewal transaction. In consideration for the execution of this Lease Renewal, it is agreed that Broker shall be paid a commission of 4% of the base rental consideration outlined in No. 3 of this Renewal Agreement. Such commission payment shall be made to Broker by Landlord within fifteen (15) days from the date of the execution of this Lease and shall be in the form of a lump sum payment. Tenant hereby agrees to indemnify and hold Landlord harmless from and against any claim by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this lease transaction.

Except as provided herein, all terms and conditions of the above Lease Agreement remain unamended and in full force and effect.

ACCEPTED AND AGREED: LANDLORD           ACCEPTED AND AGREED: TENANT


TEACHERS INSURANCE AND ANNUITY          UNITED STATIONERS SUPPLY CO.
ASSOCIATION,                             AN ILLINOIS CORPORATION
A NEW YORK CORPORATION


By: __________________________           By: /s/  Otis H Halleen
                                             -------------------------------

Its: _________________________           Its:   Vice President
                                              ------------------------------

Date: ________________________           Date:  4/15/94
                                               -----------------------------

        Houston, TX (2155 Silber Road) - First Amendment to Lease Agreement

                      FIRST AMENDMENT TO LEASE AGREEMENT


     This First Amendment To Lease Agreement (the "First Amendment") is

executed as of the 7th day of December, 1989, by and between Special Asset
                   ---        --------

Management Company of Texas, Inc., a Texas corporation ("the Landlord") and

Stationers Distributing Company, Inc., a Delaware corporation ("the Tenant").




                              W I T N E S S E T H


     WHEREAS, Landlord and Tenant entered into that certain Lease Agreement

(the "Lease Agreement") executed as of March 17, 1989;


     WHEREAS, Landlord and Tenant desire to amend the Lease Agreement upon the terms and conditions contained herein.


     NOW, THEREFORE, in consideration of the recitals above and other valuable considerations, the receipt and sufficiency of which are hereby acknowledge by Landlord and Tenant, Landlord and Tenant agree as follows:

     1.  From and after the date of this First Amendment, Section 14.6
                                                                  ----
Tenant Remedies; shall be amended to read as follows:
- ---------------

14.6 Tenant's Remedies. Upon the occurrence of an event of default, Tenant
- ----------------------
shall have the option of (i) curing the default of Landlord and offsetting any and all costs of curing same and any losses or damages related thereto against the Total Monthly Rental or (ii) pursuing any other remedy to which it may be entitled by law. Notwithstanding any provision in this Lease to the contrary, in the event Landlord shall breach or fail to perform any obligation or duty to repair or maintain the building or any mechanical equipment therein, and such failure creates an emergency situation that interferes with Tenant's ability to conduct business and/or creates a possibility of danger to Tenant's employees or a possibility of damage to Tenant's inventory, then the Tenant shall give the Landlord and Landlord's first mortgagee written notice of any such failure or breach, and in the event Landlord or Landlord's first mortgagee shall fail to begin to cure such failure or breach within two (2) days of written notice thereof, then Tenant may undertake the performance of such obligation in the same workmanship manner as if Landlord was doing such work, in which event Tenant may thereafter recover such actual cost incurred in performing such obligations as a setoff against its rental obligations. In the event Tenant undertakes the performance of Landlord's duties or obligations as aforesaid, the right to setoff provided for in this paragraph must be asserted, if at all, within 45 days following Tenant's work, and in no event shall Tenant have the right to offset more than Fifteen Thousand Dollars ($15,000.00) against its rental and payment obligations hereunder and any amounts asserted by Tenant in excess of Fifteen Thousand Dollars ($15,000.00) must be pursued against Landlord, if at all, through presentation to Landlord or, if necessary through an independant cause of action. Landlord and Landlord's first mortgagee shall have thirty (30) days to cure any type of default, other than an emergency. It is understood that Landlord's first mortgagee shall not have the obligation to cure any default by Landlord, but such mortgagee may effect a cure of such default if it elects to do so.

     2. Except as modified by letter dated April 24, 1989 regarding the notice provision change of address for Stationers, and as herein expressly modified, the Lease Agreement and all exhibits attached thereto shall remain in full force and effect.

     3. This First Amendment and the Lease Agreement shall be governed by the laws of the State of Texas and is fully performable in Harris County, Texas.

This First Amendment has been fully executed as of the day and year first written above.


                        LANDLORD:

                        Special Asset Management Company of Texas, Inc., a Texas corporation


                        By:     /s/ Robert G Radermacher
                            ------------------------------------------

                      Name:     Robert G. Radermacher
                            ------------------------------------------

                     Title:     Assistant Vice President
                            ------------------------------------------






                        TENANT:

                        Stationers Distributing Company, Inc.,
                        a Delaware corporation


                        By:   /s/  B. Neal Perkey
                            ------------------------------------------
                              B. Neal Perkey

                      Name:   Vice President - Finance
                            ------------------------------------------
                              Chief Financial Officer

                     Title:   Treasurer & Assistant Secretary
                            -------------------------------------------